SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant                               [X]
Filed by a Party other than the Registrant            [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or Section.240-
      14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                          Templeton Pacific Growth Fund
                (Name of Registrant as Specified In Its Charter)

                          Templeton Pacific Growth Fund
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:

     (5)   Total fee paid:

[ ]   Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:



                         TEMPLETON PACIFIC GROWTH FUND
                           777 MARINERS ISLAND BLVD.
                              SAN MATEO, CA 94404


Dear Shareholder,

We are writing to inform you that a Special Shareholders' Meeting will be held at the Fund's office at 777 Mariners Island Boulevard, San Mateo, California 94404, at 4:00 p.m. (Pacific time), on March 12, 2001.

As you know, you are being asked to approve a new Sub-Advisory Agreement between Franklin Advisers, Inc. and Templeton Asset Management Ltd. on behalf of the Fund, to amend or eliminate certain fundamental investment restrictions and other matters as more fully described in the materials previously sent to you. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order to have a majority opinion from the shareholders of the Fund. In order for the sub-advisory contract and investment restrictions Proposals to be approved, state law requires that a majority of all outstanding shares (over 5 million shares) of the Fund, or 67% or more of the shares of the Fund present at the shareholder meeting if a majority of all outstanding shares are represented at the shareholder meeting, vote in favor of the Proposals. Brokers, banks and certain institutional holders do not have the authority to vote your shares on this matter. The Fund must receive your vote to pass all Proposals. THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE "FOR" ALL PROPOSALS.

                       PLEASE EXERCISE YOUR VOTING RIGHTS

You may vote your shares through by any of the convenient methods listed below:


           1.  BY PHONE:     For automated phone voting, call 1-800-597-7836,
               --------      available 24 hours a day.  Enter the 14-digit
                             control number located on your proxy card and follow the prompts. If you would like to speak to a live representative, call 1-800-819-1625.
                             Representatives are available to take your vote Monday through Friday between 9 a.m.
                             and 11 p.m. and Saturday 12 p.m. to 6 p.m.
                             Eastern time. Please have your proxy card available at the time of the call.

           2.  BY INTERNET:  Visit FRANKLINTEMPLETON.COM and entered the 14-
               -----------         ---------------------
                             digit  control number located on your proxy card.

           3.  BY FAX:       Complete the enclosed proxy card and fax it to us
               ------        toll-free at 1-888-796-9932, any time.

           4.  BY MAIL:      Complete the  enclosed  proxy card and return
               -------       it in the enclosed postage-paid envelope.
                             Please  use  this  option  only if the  above
                             methods  are  unavailable,   as  we  may  not
                             receive  your  executed  proxy by  March  12, 2001.

If we do not receive your proxy by one of the above methods, you may receive a call from SHAREHOLDER COMMUNICATIONS CORPORATION, our proxy agent, requesting you to vote your shares over the phone for the Adjourned Meeting. Thank you for your time and understanding.



                         TEMPLETON PACIFIC GROWTH FUND
                           777 MARINERS ISLAND BLVD.
                              SAN MATEO, CA 94404



Dear Shareholder,

We are writing to inform you that a Special Shareholders' Meeting will be held at the Fund's office at 777 Mariners Island Boulevard, San Mateo, California 94404, at 4:00 p.m. (Pacific time), on March 12, 2001.

As you know, you are being asked to approve a new Sub-Advisory Agreement between Franklin Advisers, Inc. and Templeton Asset Management Ltd.on behalf of the Fund, to amend or eliminate certain fundamental investment restrictions and other matters as more fully described in the materials previously sent to you. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order to have a majority opinion from the shareholders of the Fund. In order for the sub-advisory contract and investment restrictions Proposals to beapproved, state law requires that a majority of all outstanding shares (over 5 million shares) of the Fund, or 67% or more of the shares of the Fund present at the shareholder meeting if a majority of all outstanding shares are represented at the shareholder meeting, vote in favor of the Proposals. Brokers, banks and certain institutional holders do not have the authority to vote your shares on this matter. The Fund must receive your vote to pass all Proposals.
THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE "FOR" ALL PROPOSALS.



                       PLEASE EXERCISE YOUR VOTING RIGHTS


You may vote your shares through by any of the convenient methods listed below:


           1. BY TOUCHTONE: Dial the toll-free number found on ------------- your proxy card and follow the simple directions.

           2.  BY INTERNET:  Visit   PROXYVOTE.COM  and enter the
               -----------           -------------
                             12-digit control number located on your proxy card.

           3.  BY MAIL:      Complete the enclosed proxy card and return it in
               -------       the enclosed postage-paid envelope. Please use this
                             option only if the above methods are unavailable, as we may not receive your executed proxy by March
                             12, 2001.


Thank you for your time and understanding.


                          TEMPLETON PACIFIC GROWTH FUND
                            777 MARINERS ISLAND BLVD.
                               SAN MATEO, CA 94404



Dear Shareholder,

We are writing to inform you that a Special Shareholders' Meeting will be held at the Fund's office at 777 Mariners Island Boulevard, San Mateo, California 94404, at 4:00 p.m. (Pacific time), on March 12, 2001.

As you know, you are being asked to approve a new Sub-Advisory Agreement between Franklin Advisers, Inc. and Templeton Asset Management Ltd. on behalf of the Fund, to amend or eliminate certain fundamental investment restrictions and other matters as more fully described in th materials previously sent to you. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order to have a majority opinion from the shareholders of the Fund. In order for the sub-advisory contract and investment restrictions Proposals to be approved, state law requires that a majority of all outstanding shares (over 5 million shares) of the Fund, or 67% or more of the shares of the Fund present at the shareholder meeting if a majority of all outstanding shares are represented at the shareholder meeting, votein favor of the Proposals. Brokers, banks and certain institutional holders do not have the authority to vote your shares on this matter. The Fund must receive your vote to pass all Proposals.
THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE "FOR" ALL PROPOSALS.


                       PLEASE EXERCISE YOUR VOTING RIGHTS



You may vote your shares through by any of the convenient methods listed below:

           1. BY PHONE:      Call  1-800-819-1625.  Representatives  are
              --------       available  to take your vote  Monday  through
                             Friday   between  9  a.m.  and  11  p.m.  and
                             Saturday  12  p.m.  to 6 p.m.  Eastern  time.
                             Please have your proxy card available at the time of the call.

           2. BY INTERNET:   Visit PROXYVOTE.COM and enter the
              -----------            -------------
                             12-digit control number located on your proxy card.

           3. BY MAIL:       Complete the enclosed proxy card and return
              -------        it in the enclosed postage-paid envelope.
                             Please use this option only if the above method are are unavailable, as we may not receive your executed proxy by March 12, 2001

If we do not receive your proxy by one of the above methods, you may receive a callfrom SHAREHOLDER COMMUNICATIONS CORPORATION, our proxy agent, requesting you to vote your shares over the phone for the Adjourned Meeting.
Thank you for your time and understanding.

                        SPECIAL SHAREHOLDERS' MEETING OF
                          TEMPLETON PACIFIC GROWTH FUND
                                 MARCH 12, 2001

   The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Murray L. Simpson, Barbara
   J. Green, and David P. Goss, and each of them, proxies of the undersigned with full power of substitution, to vote all shares of Templeton Pacific Growth Fund (the "Fund") that the undersigned is entitled to vote at the Fund's Meeting to be held at 777 Mariners Island Boulevard, San Mateo, CA 94404 at 4:00 p.m. Pacific time on March 12, 2001, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

   IMPORTANT:  PLEASE SEND IN YOUR PROXY TODAY.
   YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                                 VOTE VIA THE INTERNET: FRANKLINTEMPLETON.COM VOTE VIA THE TELEPHONE: 1-800/597-7836 CONTROL NUMBER:


   PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.
                          (Please see reverse side)


 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST, ON BEHALF OF THE TEMPLETON PACIFIC GROWTH FUND (THE "FUND"). IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1, 2 (INCLUDING ALL SUB-PROPOSALS), 3, AND 4. IF ANY OTHER MATTERS ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION PROPERLY COME BEFORE THE MEETING, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEW OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1-4. TO VOTE, FILL IN THE BOX COMPLETELY. EXAMPLE [ ]


                                                                                 FOR           AGAINST        ABSTAIN
1.   To approve a new Sub-Advisory Agreement.                                    [ ]            [ ]             [ ]
2.   To approve amendments to certain of the Fund's Fundamental Iinvestment restrictrions (includes seven (7) Sub-Proposals).
     2.a. Borrowing.                                                             [ ]            [ ]             [ ]
     2.b. Underwriting.                                                          [ ]            [ ]             [ ]
     2.c. Lending.                                                               [ ]            [ ]             [ ]
     2.d. Real estate and commodities.                                           [ ]            [ ]             [ ]
     2.e. Short sales and issuing senior securities.                             [ ]            [ ]             [ ]
     2.f. Industry concentration.                                                [ ]            [ ]             [ ]
     2.g. Diversification.                                                       [ ]            [ ]             [ ]

3.   To approve amendments to certain of the Fund's fundamental investment       [ ]            [ ]             [ ]
     restrictions.
                                                                                GRANT          WITHHOLD       ABSTAIN
4.   To grant the proxyholders the authority to vote upon any other business     [ ]            [ ]             [ ]
     that may properly come before the Meeting or any adjornments thereof.


              IMPORTANT: PLEASE SIGN AND MAI IN YOUR PROXY...TODAY
              ---------


                                                YOUR PROXY VOTE IS IMPORTANT!

                                                AND NOW YOU CAN VOTE YOUR PROXY
                                                ON THE PHONE OR ON THE INTERNET.

             IT SAVES MONEY! Telephone and Internet voting saves postage costs. Savings which can help to minimize fund expenses.
             IT SAVES TIME! Telephone and Internet voting is instantaneous -
             24 hours a day.
             IT'S EASY!  Just follow these simple steps:
             1. Read your proxy statement and have it at hand.
             2. Call toll-free 1-800/597-7836 or go to our Web site:
                               FRANKLINTEMPLETON.COM
             3. Click on the Proxy Voting link.
             4. Enter your 14 digit CONTROL NUMBER from your Proxy Card.
             5. Follow the recorded or on-screen directions.
             6. Do NOT mail your Proxy Card when you vote by phone or Internet.

                                                                     TPG  11309